                                                     ISDA Schedule to the Master
                                                        Agreement for Basis Swap

                                                      CRUSADE MANAGEMENT LIMITED

                                                          ST.GEORGE BANK LIMITED

                   PERPETUAL TRUSTEES CONSOLIDATED LIMITED AS TRUSTEE OF CRUSADE
                                                      GLOBAL TRUST NO. 1 OF 2007

                                                          ALLENS ARTHUR ROBINSON
                                                             Deutsche Bank Place
                                               Corner Hunter and Phillip Streets
                                                               Sydney  NSW  2000
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2007

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DATE 13 March 2007

PARTIES

     1.   CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) (PARTY A);

     2.   ST.GEORGE BANK LIMITED (ABN 92 055 513 070) (ST.GEORGE); and

     3.   PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) in its
          capacity as trustee of Crusade Global Trust No. 1 of 2007 (PARTY B).

PART 1. TERMINATION PROVISIONS

(a)  SPECIFIED ENTITY is not applicable in relation to Party A or Party B:

(b)  Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii), (iii) and (iv)
     will not apply to Party A or Party B.

(c)  The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
     Insolvency Event under the Master Trust Deed has occurred in respect of
     Party A, Party B or St.George (the party the subject of the Insolvency
     Event will be the Defaulting Party except that in the case of Party A, if there is an Insolvency Event in relation to St.George, Party A will be the
     Defaulting Party). The occurrence of an Insolvency Event under the Security
     Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within 30 Local Business Days of that occurrence, Party A, Party B and St.George are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and
     Party B agree to execute such a novation agreement in standard
     International Swaps and Derivates Association, Inc. ("ISDA") form.

(d)  Section 5(a)(i) is amended to replace THIRD with TENTH and the following sentence is added:

          "Even if St.George makes a payment under this Agreement, a failure by
          Party A to make that payment by the due date shall constitute an Event of Default."

     For the avoidance of doubt, but without limiting Section 17, Party B is not obliged to pay any amount attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan Offset Interest Amount which is due by, but not received from, the Approved Seller, and the failure by Party B to pay that amount shall not be an Event of Default.

     Party B shall not be required to pay any termination amount arising from a termination of this Agreement by reason of a failure by Party A to make a payment under this Agreement.

(e)  The AUTOMATIC EARLY TERMINATION provision of Section 6(a):

     (i)  will not apply to Party A

     (ii) will not apply to Party B

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     Any event which, upon its occurrence, constitutes an Event of Default, is deemed not to be an essential term of the Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of this Agreement. This does not in any way restrict or limit the right of a Non-Defaulting Party under Section 6(a) to terminate following an Event of Default.

(f)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement, neither Party A nor Party B is required to make any payment if this Agreement is terminated, other than amounts accrued due and payable, and Section 6(e) shall not apply.

(g)  There is no Termination Currency.

(h)  An ADDITIONAL TERMINATION EVENT set out in Section 15(d)(iv) or Section
     16(g) of this Schedule, will apply.

(i)  In the TRANSFER provision of Section 7, add a new paragraph (c):

     (c)   Party B may transfer to a Successor Trustee (as defined below) or to avoid an illegality as specified in Section 5(b)(i).

(j)  Add a new paragraph to Section 7 immediately below paragraph (c):

     In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("Successor Trustee"), each of Party A and St.George undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A or St.George is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the
     Transaction on the same terms or on other terms to be agreed between Party
     A, Party B, St.George and the Successor Trustee, and give written notice to the Designated Rating Agencies of such novation.

PART 2. TAX REPRESENTATIONS

(a)  PAYER TAX REPRESENTATIONS.

     For the purpose of Section 3(e) of this Agreement each of Party A,
     St.George and Party B will make the following representation.

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e) or 6(d)(ii) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii)  the satisfaction of the agreement of the other party contained in
           Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
           Section 4(a)(i) or 4(a)(iii) of this Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
           Section 4(d) of this Agreement,

     provided that it shall not be a breach of this representation where reliance is placed on subclause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

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(b)  PAYEE TAX REPRESENTATIONS.

     For the purpose of Section 3(f) of this Agreement, each of Party A,
     St.George and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in whole or in part in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

     Party A, St.George and Party B also represent that Crusade Global Trust No.
     1 of 2007 is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

(c)  DEDUCTION OR WITHHOLDING FOR TAX. Section 2(d) is replaced with the following Section:

          All payments under this Agreement will be made subject to deduction or withholding for or on account of any Tax. If a party is so required to deduct or withhold, then that party ("X") will:

          (i)   promptly notify the other party ("Y") of such requirement;

          (ii)  pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (iii) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities;

          (iv)  pay to Y the amount Y would have received had no deduction or withholding been required.

          Paragraph (iv) shall not apply to payments to be made by Party B.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

PART 4. MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

     Address:        Level 10, 55 Market Street, Sydney NSW 2000
     Attention:      Securitisation Manager
     Facsimile No:   (02) 9320 5589   Telephone No: (02) 9320 5526

     Address for notices or communications to Party B:

     Address:        Level 12, 123 Pitt Street, Sydney  NSW  2000
     Attention:      Manager, Securitisation
     Facsimile No:   (02) 9221 7870   Telephone No: (02) 9229 9000

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     With a copy to the Manager:

     Address:        Level 10, 55 Market Street, Sydney NSW 2000
     Attention:      Securitisation Manager
     Facsimile No:   (02) 9320 5589   Telephone No: (02) 9320 5526

     Address for notices or communications to St.George:

     Address:        Level 10, 55 Market Street, Sydney NSW 2000
     Attention:      Securitisation Manager
     Facsimile No:   (02) 9320 5589   Telephone No: (02) 9320 5526

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: None.

     Party B appoints as its Process Agent: None.

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT. The Calculation Agent is Party A.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     In relation to Party A: Nil

     In relation to Party B: Security Trust Deed

(g)  CREDIT SUPPORT PROVIDER. Credit Support Provider means:

     In relation to Party A: St.George

     In relation to Party B: Nil

(h)  GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i)
     is deleted and replaced with the following:

     each party submits to the non-exclusive jurisdiction of the courts of New
     South Wales and Court of Appeal from them.

(i)  NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(j)  AFFILIATE will have the meaning specified in Section 14 of this Agreement.
     For the purpose of Section 3(c), each of Party A and Party B are deemed not to have any Affiliates.

PART 5. OTHER PROVISIONS

(a)  ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International
     Swaps and Derivatives Association, Inc.) as amended from time to time (the
     "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the
     ISDA Definitions made after the date of this Agreement. The ISDA

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     Definitions are incorporated by reference in, and shall be deemed to be part of this Agreement and each Confirmation.

(b)  In Section 2(a)(ii), after freely transferable funds add free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(c)  A new Section 2(a)(iv) is inserted as follows:

     (iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section
          2(a)(i).

(d)  For the purpose of Section 2(b) of this Agreement, CHANGE OF ACCOUNT, any new account so designated shall be in the same tax jurisdiction as the original account.

(e)  ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

          (g)  Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the trusts created pursuant to the Trust Deed) and has not given any charge over its assets, in the case of Party A, or the assets of the Trust (other than as provided in the Security Trust Deed), in the case of Party B.

(f)  Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into)
     that:

     (i)   TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

     (ii)  SOLE TRUSTEE. Party B has been validly appointed as trustee of the
           Trust and is presently the sole trustee of the Trust.

     (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to
           Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

     (iv)  POWER. Party B has power under the Trust Deed to enter into this
           Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

     (v)   GOOD TITLE. Party B is the lawful owner of the Assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the
           Trust Deed, the Security Trust Deed and any Security Interest (as
           defined in the Trust Deed) permitted under the Security Trust Deed, as far as Party B is aware, those assets are free from all other
           Security Interests (other than Party B's indemnity from the Assets of the Trust).

(g)  In Section 3(c):

     (i)   delete the words AGENCY OR OFFICIAL; and

     (ii)  in the third line, insert "materially" before the word AFFECT.

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(h)  In Section 4 add a new paragraph as follows:

     (f)  CONTRACTING AS PRINCIPAL. Party A and St.George will enter into all
          Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise.

(i)  In Section 6(d)(i), in the last line, insert IN THE ABSENCE OF MANIFEST
     ERROR after the word EVIDENCE.

(j)  CONFIRMATIONS. Notwithstanding the provisions of Section 9(e)(ii), each
     Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(k)  Section 12 is amended as follows:

     (i)  in Section 12(a), insert and settlement instructions requiring payment to an entity other than the original counterparty after Section 5 or 6 in line 2.

     (ii) Section 12(a)(iii) is replaced with:

               (iii) if sent by facsimile transmission, on the date a
                     transmission report is produced by the machine from which
                     the facsimile was sent which indicates that the facsimile
                     was sent in its entirety to the facsimile number of the
                     recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business
                     Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form.

(l)  Any reference to a:

     (i)  SWAP TRANSACTION in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

     (ii) TRANSACTION in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the
          ISDA Definitions.

(m)  TRUST DEED means the Master Trust Deed dated 14 March 1998 as amended by
     Crusade Global Trust No. 1 of 2007 Supplementary Terms Notice dated on or about the date of this Agreement between (among others) Party B, Party A and the Manager, and each of the following expressions shall have the meanings given to them in the Trust Deed:

          APPROVED BANK
          APPROVED SELLER
          ASSETS
          BANK
          CLASS
          DESIGNATED RATING AGENCY
          FLOATING RATE LOAN
          HOUSING LOAN PRINCIPAL
          INSOLVENCY EVENT
          LOAN OFFSET INTEREST AMOUNT

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          MANAGER
          MASTER TRUST DEED
          NOTE
          PAYMENT DATE
          PURCHASED RECEIVABLE
          SECURITY TRUST DEED
          TRUST

(n)  TRUST DEED: The Parties acknowledge and agree that for the purposes of the
     Trust Deed, this Agreement is a HEDGE AGREEMENT and each of Party A and
     St.George is a SUPPORT FACILITY PROVIDER.

(o)  Agreement by St.George to act as Standby Basis Swap Provider:

     A new Section 15 is added as follows:

     15.  Standby Basis Swap Provider

               (a)  St.George agrees with Party B that if:

                    (i)  Party A is obliged to make a payment under a
                         Confirmation on any day; and

                    (ii) Party A does not make that payment by 2pm (Sydney time)
                         on that day,

                    then St.George must, as a principal obligation, pay that
                    amount in full to Party B by no later than 4pm (Sydney time)
                    on that date.

               (b)  St.George shall be obliged to make only one payment under paragraph (a) in respect of a Confirmation.

               (c)  St.George shall make each such payment in full, without any set off, counterclaim or exercise of any similar right or
                    defence, other than any netting permitted under this
                    Agreement.

               (d)  (i)   St.George's obligations under this clause commence on
                          the Effective Date (specified in the relevant
                          Confirmation) and terminate on the date 364 days after
                          the Effective Date ("EXPIRY DATE").

                    (ii)  If St.George does not wish to extend the period for
                          which it is obliged to make a further payment under
                          paragraph (a) beyond an Expiry Date and for a further
                          period of 364 days, it shall give notice to Party A
                          (with a copy to the Designated Rating Agencies and
                          Party B) no later than 90 days before the Expiry Date.

                    (iii) Unless St.George gives notice to Party A under Section
                          15(d)(ii) its obligations under this Agreement will
                          continue for a further period of 364 days from the
                          Expiry Date. The Expiry Date may be extended more than
                          once in accordance with this paragraph.

                    (iv)  If St.George does not extend the Expiry Date under
                          this paragraph (d), it shall constitute an Additional
                          Termination

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                          Event unless Party A complies with Section 16(c) and
                          Party A shall be the Affected Party for this purpose.

               (e)  In consideration of St.George agreeing to act as Standby
                    Basis Swap Provider, and so long as St.George has any
                    obligations under paragraph (a), Party B agrees to pay to
                    St.George monthly in arrears a fee of A$2,000. This fee is payable on each Monthly Payment Date, subject to the
                    cashflow allocation methodology in the Supplementary Terms
                    Notice.

               (f)  Subject to section 18, in consideration of St.George
                    agreeing, at the request of Party A, to act as Standby Basis
                    Swap Provider, Party A agrees to indemnify St.George on
                    demand against any loss, charge, liability or expense that
                    St.George may sustain or incur as a direct or indirect
                    consequence of Party A failing to comply with this
                    obligations under this Agreement, or the Manager requiring
                    St.George to make a payment under this Agreement.

               (g)  St.George's obligations under this Agreement shall survive the termination of this Agreement, and any winding up or
                    insolvency of Party A.

(p)  A new Section 16 is added as follows:

     16.  DOWNGRADE

     (a)  For the purpose of this Section 16 the following additional definitions apply:

          APPROVED BANK means a Bank which has a short-term rating of at least
          A-1+ (S&P), at least P-1 (short-term) and A2 (long-term) (Moody's) and at least F1 (short term) (Fitch Ratings).

          DOWNGRADE means, in respect of St.George, its rating by a Designated
          Rating Agency has been withdrawn or reduced resulting in St.George having:

          (i)   a credit rating of less than A-1 (short term) by S & P;

          (ii)  a credit rating by Moody's of less than P-1 (short term) or A2
                (long term); or

          (iii) a credit rating by Fitch Ratings of less than F1 (short term) or
                A (long term).

          NOTE DOWNGRADE means any actual or proposed withdrawal or downgrade of the ratings assigned to any Class of Notes by a Designated Rating
          Agency which results or would result in any rating assigned to that
          Class of Notes being less than that stipulated in Section 4.2(f) of the Supplementary Terms Notice.

          SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank.

     (b)  If, on any Determination Date, St.George is Downgraded and the
          Threshold Rate is greater than the Mortgage Rate (as defined in the
          Basis Swap Confirmation), Party A shall immediately (in any event no later than 3 Business Days) deposit into a Swap Collateral Account and maintain in the Swap Collateral Account (whilst the relevant Downgrade subsists and the Threshold Rate is greater than the Mortgage Rate) the amount of the next payment that is due to be paid by Party A (the SWAP
          COLLATERAL AMOUNT).

     (c)  If St.George does not extend the term of its obligations under Section
          15(d)(ii) and Party A receives notice from the Manager of a Note
          Downgrade, Party A shall immediately (in any

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          event no later than 3 Business Days) deposit into a Swap Collateral
          Account and maintain in the Swap Collateral Account (whilst the relevant Note Downgrade subsists and the Threshold Rate is greater than the Mortgage Rate) the Swap Collateral Amount.

     (d)  All interest on the Swap Collateral Account will accrue and be payable monthly to the party which provides the relevant Swap Collateral
          Amount.

     (e)  Party B may make withdrawals from the Swap Collateral Account only for the purpose of:

          (i)   refunding to Party A the amount of any reduction in the Swap
                Collateral Amount, from time to time;

          (ii)  withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

          (iii) paying any applicable bank account taxes or equivalent payable in respect of the Swap Collateral Account; or

          (iv)  funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

     (f)  If, a Downgrade no longer applies to St.George, Party A shall be immediately entitled to any cash collateral amount which it has deposited in the Swap Collateral Account, less any amounts used or to be used by Party B under paragraphs (e)(i) or (e)(iv).

     (g)  Where Party A fails to comply with Section 16(b) or (c), this shall constitute an Additional Termination Event and Party A shall be the
          Affected Party for this purpose.

(q)  A new Section 17 is added as follows:

          17.  Party B provisions

               (a)  Limitation of liability

               (A)  General

                    Clause 30 of the Master Trust Deed applies to the
                    obligations and liabilities of Party B under this agreement.

               (B)  Limitation of Party B's Liability

                    (1)  Party B enters into this agreement only in its capacity as trustee of the Trust and in no other capacity
                         (except where the Transaction Documents provide
                         otherwise). Subject to paragraph (3) below, a liability
                         arising under or in connection with this agreement or
                         the Trust can be enforced against Party B only to the
                         extent to which it can be satisfied out of the assets
                         and property of the Trust which are available to
                         satisfy the right of Party B to be exonerated or
                         indemnified for the liability. This limitation of Party
                         B's liability applies despite any other provision of
                         this agreement and extends to all liabilities and
                         obligations of Party B in any way connected with any
                         representation, warranty, conduct, omission, agreement
                         or transaction related to this agreement or the Trust.

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                    (2)  Subject to subparagraph (3) below, no person (including any Relevant Party) may take action against Party B in
                         any capacity other than as trustee of the Trust or seek
                         the appointment of a receiver (except under this
                         agreement), or a liquidator, an administrator or any
                         similar person to Party B or prove in any liquidation,
                         administration or arrangements of or affecting Party B.

                    (3)  The provisions of this section 17 shall not apply to
                         any obligation or liability of Party B to the extent
                         that it is not satisfied because under a Transaction
                         Document or by operation of law there is a reduction in
                         the extent of Party B's indemnification or exoneration
                         out of the Assets of the Trust as a result of Party B's
                         fraud, negligence, or Default.

                    (4)  It is acknowledged that the Relevant Parties are
                         responsible under the Transaction Documents for
                         performing a variety of obligations relating to the
                         Trust. No act or omission of Party B (including any
                         related failure to satisfy its obligations under this
                         agreement) will be considered fraud, negligence or
                         Default of Party B for the purpose of subparagraph (3)
                         above to the extent to which the act or omission was
                         caused or contributed to by any failure by any Relevant
                         Party or any person who has been delegated or appointed
                         by Party B in accordance with this agreement or any
                         other Transaction Document to fulfil its obligations
                         relating to the Trust or by any other act or omission
                         of a Relevant Party or any such person.

                    (5)  In exercising their powers under the Transaction
                         Documents, each of Party B, the Security Trustee and
                         the Noteholders must ensure that no attorney, agent,
                         delegate, receiver or receiver and manager appointed by
                         it in accordance with this agreement has authority to
                         act on behalf of Party B in a way which exposes Party B
                         to any personal liability and no act or omission of any
                         such person will be considered fraud, negligence, or
                         Default of Party B for the purpose of subparagraph (3)
                         above.

                    (6)  In this clause, RELEVANT PARTIES means each of the
                         Manager, the Servicer, the Calculation Agent, the Note
                         Registrar, each Paying Agent, the Note Trustee, and the
                         provider of a Support Facility.

                    (7)  Nothing in this clause limits the obligations expressly imposed on Party B under the Transaction Documents.

               (b)  Nothing in paragraph (a) or (c) limits Party A in:

                    (i)   obtaining an injunction or other order to restrain any
                          breach of this Agreement by Party B;

                    (ii)  obtaining declaratory relief; or

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                    (iii) in relation to its rights under the Security Trust
                          Deed.

               (c)  Except as provided in paragraphs (a) and (b), Party A shall not:

                    (i)   (JUDGMENT) obtain a judgment for the payment of money
                          or damages by Party B;

                    (ii)  (STATUTORY DEMAND) issue any demand under section
                          459E(1) of the Corporations Act 2001 (Cth) (or any
                          analogous provision under any other law) against Party
                          B;

                    (iii) (WINDING UP) apply for the winding up or dissolution of Party B;

                    (iv)  (EXECUTION) levy or enforce any distress or other
                          execution to, on or against any assets of Party B;

                    (v)   (COURT APPOINTED RECEIVER) apply for the appointment
                          by a court of a receiver to any of the assets of Party
                          B;

                    (vi)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B (other
                          than netting in accordance with this Agreement); or

                    (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

                    or take proceedings for any of the above and Party A waives its rights to make those applications and take those
                    proceedings.

(r)  A new Section 18 is added as follows:

          18.  Party A provisions

               (a)  Notwithstanding any other provision of this Agreement or any
                    Confirmation, Party A's obligation to pay any amount to
                    Party B or St.George is limited to Party A's assets from
                    time to time.

               (b)  Nothing in paragraph (a) or (c) limits Party A in:

                    (i)   obtaining an injunction or other order to restrain any
                          breach of this Agreement by Party B;

                    (ii)  obtaining declaratory relief; or

                    (iii) in relation to its rights under the Security Trust
                          Deed.

               (c)  Except as provided in paragraphs (a) and (b), Party B shall not:

                    (i)   (JUDGMENT) obtain a judgment for the payment of money
                          or damages by Party A;

                    (ii)  (STATUTORY DEMAND) issue any demand under section
                          459E(1) of the Corporations Act 2001 (Cth) (or any
                          analogous provision under any other law) against Party
                          A;

                    (iii) (WINDING UP) apply for the winding up or dissolution of Party A;

                    (iv)  (EXECUTION) levy or enforce any distress or other
                          execution to, on or against any assets of Party A;

                                                                         Page 11

ISDA Schedule to the Master Agreement for
Basis Swap                                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

                    (v)   (COURT APPOINTED RECEIVER) apply for the appointment
                          by a court of a receiver to any of the assets of Party
                          A;

                    (vi)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party A (other
                          than netting in accordance with this Agreement); or

                    (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party A,

                    or take proceedings for any of the above and Party B waives its rights to make those applications and take those
                    proceedings.

               (d)  Nothing in this Section 18 in any way limits St.George's obligations under Section 15.

IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.

CRUSADE MANAGEMENT LIMITED

By: /s/ Andrew Jinks                     Witness: /s/ James Clifford
    ----------------------------------            ------------------------------
Name: Andrew Jinks                       Witness Name: James Clifford

Title: Attorney                          Title: Lawyer

Date: 13/3/07                            Date: 13/3/07

ST.GEORGE BANK LIMITED

By: /s/ Andrew Jinks                     Witness: /s/ James Clifford
    ----------------------------------            ------------------------------
Name: Andrew Jinks                       Witness Name: James Clifford

Title: Attorney                          Title: Lawyer

Date: 3/13/07                            Date: 3/13/07

                                                                         Page 12

ISDA Schedule to the Master Agreement for
Basis Swap                                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

PERPETUAL TRUSTEES CONSOLIDATED LIMITED
as trustee of the Crusade Global Trust No. 1 of 2007

By: /s/ Andrea Ruver                     Witness: /s/ James Clifford
    ----------------------------------            ------------------------------
Name: Andrea Ruver                       Witness Name: James Clifford

Title: Manager                           Title: Lawyer

Date: 13/03/07                           Date: 13/03/07

                                                                         Page 13

To: Perpetual Trustees Consolidated Limited as trustee of

Crusade Global Trust No.1 of 2007

Attention: Manager, Securitisation

Copy to: St.George Bank Limited

Attention: Roger Desmarchelier

From: Crusade Management Limited

Date: 13 March 2007

Subject: CONFIRMATION OF BASIS SWAP

     Reference No: Crusade Global Trust No.1 of 2007

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below. This letter constitutes a "Confirmation" as referred to in the Master Agreement and the Schedule to the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions as amended from time to time published by the International Swap and Derivatives
Association, Inc or in the Master Trust Deed and Supplementary Terms Notice (as
defined in the Master Agreement and the Schedule to the Master Agreement
specified below) are incorporated in this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000
ISDA Definitions.

1. This Confirmation supplements, forms part of, and is subject to, the Master
Agreement dated on or about 13 March 2007 and the Schedule to the Master
Agreement dated or about 13 March 2007 as amended and supplemented from time to time (the "Agreement") between the parties. All provisions contained in the
Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Crusade Management Limited and "Party B"
means Perpetual Trustees Consolidated Limited as trustee of the Crusade Global
Trust No.1 of 2007.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount: Housing Loan Principal for all Floating Rate Loans as
calculated on the first day to which that Monthly Payment Date relates.

                                                                          Page 1

Trade Date: Note Issue Date

Effective Date: 15 March 2007

Termination Date: 364 Days after the Effective Date (subject to adjustment in accordance with the Modified Following Business Day Convention). The Transaction
may be renewed for a further 364 days with the agreement of the parties.

Reset Dates: The Effective Date and then each Monthly Payment Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Monthly Payment 19th day of each month

Dates: subject to adjustment in accordance with the Modified Following Business
Day Convention

MORTGAGE RATE AMOUNTS

Mortgage Rate: Weighted average variable rate of interest applicable to the
Floating Rate Loans at that Reset Date.

Mortgage Rate Payer: Perpetual Trustees Consolidated Limited as trustee of the
Crusade Global Trust No.1 of 2007

Mortgage Rate Each Monthly Payment Date, up to and including the

Payer Payment last Monthly Payment Date. This is subject to

Dates: adjustment in accordance with the Modified Following Business Day
Convention.

The first Payment Date will be 19 April 2007.

Mortgage Rate

Payments (Notional Amount) x (Mortgage Rate) x (Number of days between Reset
Dates / 365). Party B is not obliged to pay any amount which is attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan
Offset Interest Amount which is due by, but not received from, the Approved
Seller, and the failure by Party B to pay that amount will not be an Event of
Default.

                                                                          Page 2

Mortgage Rate Day Actual / 365 (fixed).

Count Fraction:

Designated

Maturity 30 days, with the exception of the initial Calculation Period which will be a Linear Interpolation by reference to two rates, one of which shall be determined as if the Designated Maturity were 1 month and the other of shall be determined as if the Designated Maturity were 2 months.

Spread: Nil.

Business Days: Sydney, New York, London and TARGET

FLOATING AMOUNTS

Floating Rate: Weighted Average Australian Bank Bill Rate, which is the sum of:

(a) One Month Bank Bill Rate (as at the start of the Monthly Interest Period for that monthly payment date) multiplied by the proportion which the aggregate
Invested Amount of the Class A-3 notes bears to the aggregate Invested Amount of all notes as at the start of that Monthly Interest Period; and

(b) Three Month Bank Bill Rate (as at the start of the current Quarterly
Interest Period) multiplied by the proportion which the aggregate Invested
Amount of the Class A-1 notes, Class A-2 Notes, the Class B notes and the Class
C notes bears to the aggregate Invested Amount of all notes as at the start of that Monthly Interest Period.

Floating Rate Crusade Management Limited.

Payer:

Floating Rate Each Monthly Payment Date, up to and including the

Payment Dates: last Monthly Payment Date. This is subject to adjustment in accordance with the Modified Following Business Day Convention.

The first Payment Date will be 19 April 2007.

                                                                          Page 3

Spread: The weighted average coupon on all Notes in respect of the relevant
Monthly Payment date plus 0.75% per annum.

Floating Rate (Floating Rate + Spread) x (Notional Amount) x (number of days

Payment: between Reset Dates / 365).

Floating Rate Each Floating Rate Payment Date.

Reset Dates:

Floating Rate Day Actual / 365 (fixed).

Count Fraction:

Designated

Maturity 30 days, with the exception of the initial Calculation Period which will be a Linear Interpolation by reference to two rates, one of which shall be determined as if the Designated Maturity were 1 month and the other shall be determined as if the Designated Maturity were 2 months.

Netting of Applicable.

Payments:

Compounding: Inapplicable.

Business Days: Sydney, New York, London and TARGET

Calculation Agent: Crusade Management Limited

PAYMENTS TO THE FLOATING RATE PAYER

     Account for       Crusade Management Limited

     Payment in AUD:   St.George Bank Limited
                       Level 11, 55 Market St
                       Sydney, NSW 2000

                                                                          Page 4

                       Swift Code: SGBL AU2S

     Sort Code: RTGS MM

BSB: 112-601

PAYMENTS TO THE MORTGAGE RATE PAYER

Account for Perpetual Trustees Consolidated Limited as trustee of

Payment in AUD:   Crusade Global Trust No.1 of 2007

     Bank: St.George Bank

BSB: 332-027
                       Account No: 777-700-241

     PAYMENTS TO St.George Bank (as Standby Interest Rate Swap Provider) (IF
APPLICABLE)

     Account for       St.George Bank Limited
     Payment in AUD:   Level 11, 55 Market Street
                       Sydney, NSW 2000

                       Swift Code: SGBL AU 2S

     Sort Code: RTGS-MM

BSB: 112-601

The office of the Mortgage Rate Payer for the Swap Transaction is Sydney, and
the Office of the Floating Rate Payer for the Swap Transaction is Sydney.

3. This is the Basis Swap for the purposes of the Supplementary Terms Notice dated on or before 13 March 2007, relating to Crusade Global Trust No.1 of 2007

4. Address for notices in connection with this Transaction

(a)  Party A: Crusade Management Limited

     Level 3, 4-16 Montgomery Street, Kogarah
     Attn: Compliance Manager
     Telephone: 612 9320-5605

                                                                          Page 5

     Facsimile:  612 9320-5785

(b)  Party B: Perpetual Trustees Consolidated Limited
     Angel Place, Level 12, 123 Pitt Street, Sydney
     Attn: Manager - Securitisation
     Telephone: 612 9229-9000

     Facsimile: 612 9221-7870

(c)  St.George Bank: St.George Bank Limited
     Level 10, 55 Market Street, Sydney
     Attn: Manager, Securitisation
     Telephone: 612 9320-5788

     Facsimile: 612 9320-5785

5.   Documents to be delivered

     Each party shall deliver to the other, at the time of its execution of this
Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on the party's behalf, unless such evidence has previously been supplied in connection with this Agreement and remains true and in effect.

6.   Relationship between the parties

Each party will be deemed to have represented to the other party on the Trade
Date that (lacking a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. It is acting for its own account (in the case of Party B as
Trustee for the Trust), and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement (and in the case of Party B also the
Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is capable of assuming, and assumes the risks of this
Transaction.

                                                                          Page 6

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

7. Compliance with Regulation AB.

(a) St.George has been advised that Party A is required under Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as
amended ("Regulation AB"), to disclose certain financial information regarding
St.George depending on the applicable "significance percentage" of this
Confirmation, as calculated from time to time in accordance with Item 1115 of
Regulation AB.

(b) If required, St.George shall provide to Party A the applicable financial information described under Item 1115 of Regulation AB (the "Reg AB
Information") within ten (10) Local Business Days of receipt of a written request for such Reg AB Information by Party A (the "Response Period"), so long as Party A has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however that if St.George in good faith determines that it is unable to provide the Reg AB Information within the
Response Period, then, subject to receipt of confirmation by each Designated
Rating Agency that such action shall not result in withdrawal or downgrade of any credit rating assigned, by it, to the Notes, (i) St.George shall cause a Reg
AB Approved Entity (as defined below) to replace St.George as party to this
Confirmation on terms substantially similar to this Confirmation prior to the expiration of the Response Period, and (ii) such Reg AB Approved Entity shall provide the Reg AB Information prior to the expiration of the Response Period.
"Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) is a Replacement Provider. If Party A requests
(in writing) the Reg AB Information from St.George, then Party A shall promptly
(and in any event within three (3) Local Business Days of the date of the request for the Reg AB Information) provide St.George with a written explanation of how the significance percentage was calculated.

(c) St.George (or, if applicable, the Reg AB Approved Entity) shall indemnify and hold harmless Party A, its directors or officers and any person controlling
Party A, from and against any and all losses, claims, damages and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any information that St.George or such Reg AB Approved Entity, as applicable, provides to Party A pursuant to this Paragraph (c) (the
"St.George Information") or caused by any omission or alleged omission to state in the St.George Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) any failure by St.George to deliver any information or other material when and as required under this
Section 7.

PLEASE NOTIFY US IMMEDIATELY SHOULD THE PARTICULARS OF THIS CONFIRMATION NOT BE
IN ACCORDANCE WITH YOUR UNDERSTANDING.

PLEASE QUOTE OUR REFERENCE ON ALL CORRESPONDENCE.

                                                                          Page 7

Regards,

Signed for and on behalf of
Crusade Management Limited, by its attorney

/s/ Andrew Jinks                           /s/ James Clifford
----------------------------------------   -------------------------------------
Name: Andrew Jinks                         Witness Name: James Clifford
Title:                                     Title: Lawyer

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the enclosed copy of this confirmation and returning it to us.

Confirmed as of date first written:

For and on behalf of
Perpetual Trustees Consolidated Limited
(as trustee of the Crusade Global Trust No.1 of 2007)

/s/ Andrea Ruver                           /s/ James Clifford
----------------------------------------   -------------------------------------
Name: Andrea Ruver                         Witness Name: James Clifford
Title: Manager                             Title: Lawyer

Confirmed as of date first written:

For and on behalf of
St.George Bank Limited
(as Standby Basis Swap Provider)

/s/ Andrew Jinks                           /s/ James Clifford
----------------------------------------   -------------------------------------
Name: Andrew Jinks                         Witness Name: James Clifford
Title:                                     Title: Lawyer

                                                                          Page 8